HC2 HOLDINGS, INC. Corporate Overview © HC2 Holdings, Inc. 2018 November 2018

Safe Harbor Disclaimers Special Note Regarding Forward-Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements. Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. The forward-looking statements in this presentation include, without limitation, our 2018 guidance for the Construction and Marine Services segments and statements regarding our expectations regarding building shareholder value and future cash [flow] and invested assets. Such statements are based on the beliefs and assumptions of HC2's management and the management of HC2's subsidiaries and portfolio companies. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent statements and reports filed with the Securities and Exchange Commission (“SEC”), including in our reports on Forms 10-K, 10-Q and 8-K. Such important factors include, without limitation, issues related to the restatement of our financial statements; the fact that we have historically identified material weaknesses in our internal control over financial reporting, and any inability to remediate future material weaknesses; capital market conditions; the ability of HC2's subsidiaries and portfolio companies to generate sufficient net income and cash flows to make upstream cash distributions; volatility in the trading price of HC2 common stock; the ability of HC2 and its subsidiaries and portfolio companies to identify any suitable future acquisition or disposition opportunities; our ability to realize efficiencies, cost savings, income and margin improvements, growth, economies of scale and other anticipated benefits of strategic transactions; difficulties related to the integration of financial reporting of acquired or target businesses; difficulties completing pending and future acquisitions and dispositions; effects of litigation, indemnification claims, and other contingent liabilities; changes in regulations and tax laws; and risks that may affect the performance of the operating subsidiaries and portfolio companies of HC2. Although HC2 believes its expectations and assumptions regarding its future operating performance are reasonable, there can be no assurance that the expectations reflected herein will be achieved. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to HC2 or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and unless legally required, HC2 undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. © 2 0 1 8 H C 2 H O L D I N G S , I NC. 1

Safe Harbor Disclaimers Non-GAAP Financial Measures In this presentation, HC2 refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Core Operating Subsidiary Adjusted EBITDA, Total Adjusted EBITDA (excluding the Insurance segment), Adjusted EBITDA for its operating segments, Adjusted Operating Income for the Insurance segment and Pre-Tax Adjusted Operating Income for the Insurance segment. Adjusted EBITDA Management believes that Adjusted EBITDA measures provide investors with meaningful information for gaining an understanding of the Company’s results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, because interest, taxes, depreciation, amortization and the other items for which adjustments are made as noted in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. In addition, management uses Adjusted EBITDA measures in evaluating certain of the Company’s segments performance because they eliminate the effects of considerable amounts of non-cash depreciation and amortization and items not within the control of the Company’s operations managers. While management believes that these non-GAAP measurements are useful as supplemental information, such adjusted results are not intended to replace our GAAP financial results and should be read together with HC2’s results reported under GAAP. Management defines Adjusted EBITDA as Net income (loss) as adjusted for depreciation and amortization; amortization of equity method fair value adjustments at acquisition; (gain) loss on sale or disposal of assets; lease termination costs; asset impairment expense; interest expense; net gain (loss) on contingent consideration; loss on early extinguishment or restructuring of debt; gain (loss) on sale of subsidiaries; other (income) expense, net; foreign currency transaction (gain) loss included in cost of revenue; income tax (benefit) expense; (gain) loss from discontinued operations; noncontrolling interest; bonus to be settled in equity; share-based compensation expense; non-recurring items; and acquisition and disposition costs. A reconciliation of Adjusted EBITDA to Net Income (Loss) is included in the financial tables at the end of this presentation. Management recognizes that using Adjusted EBITDA as a performance measure has inherent limitations as an analytical tool as compared to net income (loss) or other GAAP financial measures, as these non-GAAP measures exclude certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Adjusted EBITDA should not be considered in isolation and do not purport to be alternatives to net income (loss) or other GAAP financial measures or a measure of our operating performance. Total Adjusted EBITDA excludes the results of operations and any consolidating eliminations of our Insurance segment. Adjusted Operating Income Adjusted Operating Income ("Insurance AOI") and Pre-tax Adjusted Operating Income (“Pre-tax Insurance AOI”) for the Insurance segment are non- GAAP financial measures frequently used throughout the insurance industry and are economic measures the Insurance segment uses to evaluate its financial performance. Management believes that Insurance AOI and Pretax Insurance AOI measures provide investors with meaningful information for gaining an understanding of certain results and provide insight into an organization’s operating trends and facilitates comparisons between peer companies. However, Insurance AOI and Pre-tax Insurance AOI have certain limitations, and we may not calculate it the same as other companies in our industry. It should, therefore, be read together with the Company's results calculated in accordance with GAAP. Similarly to Adjusted EBITDA, using Insurance AOI and Pre-tax Insurance AOI as performance measures have inherent limitations as an analytical tool as compared to income (loss) from operations or other GAAP financial measures, as these non-GAAP measures exclude certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Insurance AOI and Pre-tax Insurance AOI should not be considered in isolation and do not purport to be an alternative to income (loss) from operations or other GAAP financial measures as measures of our operating performance. Management defines Insurance AOI as Net income (loss) for the Insurance segment adjusted to exclude the impact of net investment gains (losses), including OTTI losses recognized in operations; asset impairment; intercompany elimination; gain on bargain purchase; reinsurance gain; and acquisition costs. Management defines Pre-tax Insurance AOI as Insurance AOI adjusted to exclude the impact of income tax (benefit) expense recognized during the current period. Management believes that Insurance AOI and Pre-tax Insurance AOI provide meaningful financial metrics that help investors understand certain results and profitability. While these adjustments are an integral part of the overall performance of the Insurance segment, market conditions impacting these items can overshadow the underlying performance of the business. Accordingly, we believe using a measure which excludes their impact is effective in analyzing the trends of our operations. By accepting this document, each recipient agrees to and acknowledges the foregoing terms and conditions. © 2 0 1 8 H C 2 H O L D I N G S , I NC. 2

Company Overview

HC2 Holdings, Inc. (NYSE: HCHC) W h o W e A r e  P u b l i c l y t r a d e d d i v e r s i f i e d h o l d i n g c o m p a n y w i t h p o r t f o l i o o f u n c o r r e l a t e d a s s e t s a n d i n v e s t m e n t s  P e r m a n e n t c a p i t a l  S t r a t e g i c a n d f i n a n c i a l p a r t n e r  T e a m o f v i s i o n a r i e s W h a t W e Do  B u y a n d b u i l d c o m p a n i e s  P a r t n e r w i t h o p e r a t i n g m a n a g e me n t t e a m s t o e x e c u te b u s i ne s s p l a n s  D e l i v e r s u s ta i na b l e v a l u e f o r s h a r e ho l der s © 2 0 1 8 H C 2 H O L D I N G S , I NC. 4

Why Invest in the HC2 Approach?  Diverse portfolio of uncorrelated assets and investments across multiple industries  Unique combination of operating entities accessible through one investment – Controlling stakes in leading, stable, cash flow generating businesses – Option value opportunities with significant equity upside potential  Active management methodology to creating shareholder value by driving asset and capital appreciation of subsidiary and investment holdings – Long-term strategy allows management teams the ability to execute business plans  Continue to drive organic and inorganic growth; Increasing “Core Operating Subsidiary” Revenue and Adjusted EBITDA  Well-positioned with financial flexibility to opportunistically capitalize and build platform in both public and private markets – Rigorous commitment to realize synergies and optimize resources – Approach focused on control / implied control of acquisitions & investments  Continued focus on both cash flow and growth opportunities provides shareholders with a unique balance of stability and option value  Look to not only create, but ultimately extract and monetize value where * and when necessary © 2 0 1 8 H C 2 H O L D I N G S , I NC. 5

How HC2 Builds Value Clear focus on delivering sustainable value for all stakeholders  Value operator with long-term outlook  Acquire controlling equity interests in diverse industries creating value through growth in operating subsidiaries  Strong capital base allows funding of subsidiary growth  Speed of execution gives HC2 a competitive advantage over traditional private equity firms E n v i s i o n – Seek to build value over the long-term – Leadership team’s expansive network results in unique deal flow – Target a barbell investment strategy E n v i s i o n • Stable cash flow generation • Early-stage companies with option value E m p o w e r M a n a g e m e n t E x e c u t e – Partner with experienced management – Focus on speed of execution teams – Capitalize on opportunities to – Establish specific operating objectives create, extract and monetize value and clear growth plans – Realize synergies and optimize – Provide financial expertise E m p o w e r E x e c u t e resources – Help execute strategy – Deliver sustainable value © 2 0 1 8 H C 2 H O L D I N G S , I NC. 6

HC2’s Diversified Portfolio Core Financial Core Operating Subsidiaries Services Subsidiaries Construction: Marine Services: Energy: Telecommunications: Insurance: DBM GLOBAL (SCHUFF) GMSL ANG PTGI ICS CIG   One of the largest steel  Leading provider of subsea  Premier distributor of natural  International wholesale Platform to invest in long-term fabrication and erection cable installation, gas motor fuel throughout the telecom service companies care (LTC) portfolio of assets  Initially acquired American companies in the U.S. maintenance and protection U.S.  Global sales presence Financial Group’s LTC assets  Offers full suite of integrated in telecom, offshore power  Currently own or operate  Internal and scalable  Recently closed acquisition steel construction and and oil & gas ~40 natural gas fueling  offshore back office of Humana’s ~$2.4b LTC professional services Equity investments with Huawei stations throughout United operations assets  Marine Networks & S.B. States  Pending acquisition of  100% ownership Ring Fenced Liabilities – No Graywolf Industrial, entry into Submarine Systems (China  67.7% ownership Parent Guarantees Telecom)  FY17 Revenue: $701.9m heavy maintenance and   100% ownership  FY17 Revenue: $16.4m  repair industry 72.5% ownership FY17 Adjusted EBITDA: $6.9m  ~$300m of statutory surplus  FY17 Adjusted EBITDA: $2.9m  92.5% ownership  FY17 Revenue: $169.5m  ~$330m total adjusted capital   FY17 Revenue: $579.0m  FY17 Adjusted EBITDA: $44.0m ~$4.1b cash & invested assets  FY17 Adjusted EBITDA: $51.6m Early Stage and Other Holdings Life Sciences: PANSEND Broadcasting:  BeneVir: Oncolytic viral immunotherapy for treatment of solid cancer tumors; Sold to Janssen  Biotech (Johnson & Johnson) for up to $1.04 billion 2Q18 HC2 Broadcasting Holdings  Our Vision: Capitalize on the opportunities to bring MediBeacon: Unique non-invasive real-time monitoring of kidney function; MediBeacon recently valuable content to more viewers over-the-air and position granted Breakthrough Device designation from the FDA; MediBeacon’s device is intended to the company for a changing media landscape measure GFR in patients with impaired or normal kidney function  R2 Dermatology: Medical device to brighten skin based on Mass. General Hospital technology  Genovel: Novel, Patented, “Mini Knee” and “Anatomical Knee” replacements  Triple Ring Technologies: R&D engineering company specializing in medical devices, homeland security, imaging, sensors, optics, fluidics, robotics & mobile healthcare All data as of December 31, 2017 except equity ownership percentages and CIG metrics, which are as of September 30, 2018; Humana acquisition closed on 8/9/18 © 2 0 1 8 H C 2 H O L D I N G S , I NC. 7

HC2’s Experienced Executive Team Philip A. Falcone – Chairman of the Board, Chief Executive Officer and President  Director of HC2 since January 2014 and Chairman of the Board, Chief Executive Officer and President of HC2 since May 2014  Founder, Chairman and Chief Executive Officer of HRG Group Inc. (July 2009 - December 2014)  President of HRG (July 2009 - June 2011)  Founder, Chief Investment Officer and Chief Executive Officer of Harbinger Capital Partners, LLC  Managed High Yield and Distressed trading operations for Barclays Capital (1998 – 2000)  A.B. in Economics from Harvard University Michael J. Sena Joseph A. Ferraro Suzi Raftery Herbst Andrew G. Backman Chief Financial Officer Chief Legal Officer & Chief Administrative Officer Managing Director Corporate Secretary  Chief Accounting Officer of  General Counsel of Prospect  Over 17 years of diverse HR,  Managing Director of IR & PR HRG (NYSE: HRG) Administration LLC recruiting, equity and foreign for RCS Capital / AR Global  Various accounting and  Assistant Secretary of PSEC exchange sales experience  Founder and CEO of financial reporting positions and Deputy Chief  SVP and Director of HR of InVisionIR, a New York-based with Reader’s Digest Compliance Officer of Harbinger Capital and HRG advisory and consulting firm Association, Inc., last serving Prospect Capital  Head of Recruiting at Knight  SVP, IR, PR & Marketing of as Vice President and North Management, L.P. Capital Group iStar Financial American Controller  Corporate associate at the    Held various positions in SVP, IR, PR & Marketing of Director of Reporting and law firms of Boies, Schiller & Human Resources, as well as Corvis Corp. / Broadwing Business Processes for Barr Flexner LLP and Sullivan & Foreign Exchange Sales at Communications Pharmaceuticals Cromwell LLP Cantor Fitzgerald after    First 10 years of career at Various positions with Graduated cum laude from beginning career in Equity Lucent Technologies and PricewaterhouseCoopers Princeton University Sales at Merrill Lynch AT&T Corp. in various  Certified Public Accountant  AB from The Woodrow Wilson  BA degree in finance/accounting/M&A and holds a BS in Accounting School of Public and Communications and Studio positions from Syracuse University International Affairs Art from Marist College  BA in Economics from Boston  JD with honors from The Law College; Graduated from School at The University of AT&T / Lucent’s prestigious Chicago Financial Leadership Program © 2 0 1 8 H C 2 H O L D I N G S , I NC. 8

HC2 Stock Performance & Timeline 2014 2016 2017 (cont’d) 1. 01/08 – HRG Group Acquires Majority Interest in “PTGi” 14. 02/03 – Global Marine Acquires Majority Interest in 26. 11/06 – Continental General Insurance Announces CWind 2. 04/14 – Company Renamed “HC2” Acquisition of Humana LTC Business 15. 10/05 – R2 Dermatology Receives FDA Approval 27. 11/29 – HC2 Announces Acquisition of Azteca America 3. 05/29 – HC2 Acquires Schuff (65%) 16. 10/18 – MediBeacon Awarded Gates Foundation Grant and Assets of Northstar Media 4. 08/01 – HC2 Initial Investment in ANG 17. 12/15 – ANG Adds 18 CNG Stations Through Two 2018 5. 09/22 – HC2 Acquires Global Marine (97%) Transactions (Questar and Constellation CNG) 28. 05/02 – BeneVir to be Acquired by Janssen Biotech, Inc. 6. 10/07 – HC2 Announces Results of Schuff Tender Offer 2017 (a Johnson & Johnson company) for up to $1.04B 7. 11/20 – $250M Senior Secured Notes Offering 29. 05/07 – HC2 Refinances Broadcasting Bridge Loans with 18. 01/31 – $55M Tack-on to Senior Secured Notes $110M Tack-on to Senior Secured Notes 8. 12/23 – NYSE MKT Listing Announced 19. 03/02 – MediBeacon Completes Pilot Two Testing 30. 06/11 – Completed sale of BeneVir to Janssen Biotech 20. 04/15 – BeneVir Granted New Patent (Johnson & Johnson) for up to $1.04B 2015 31. 07/19 - DBM Global purchases South Carolina Steel 9. 03/23 – $50M Tack-on to Senior Secured Notes 21. 05/16 – HC2 Transfers Listing to NYSE “Big Board” Fabrication Facility 10. 04/14 – HC2 Forms Continental Insurance Group 22. 06/27 – HC2 Announces Acquisition of Majority Interest 32. 08/07 – HC2 Broadcasting Holdings Obtains $38 million in DTV America Debt & Equity Financing 11. 06/10 – HC2 Acquires Interest in Gaming Nation 23. 06/27 – $38M Tack-on to Senior Secured Notes 33. 08/09 – Continental General Insurance Completes 12. 11/09 – $59M Equity Offering 24. 07/12 – R2 Dermatology Receives 2nd FDA Approval Acquisition of Humana’s $2.4 billion LTC Business 13. 12/24 – HC2 closes LTC and Life Insurance Acquisition 34. 10/22 – Announced Evaluation of Strategic Alternatives 25. 09/13 – HC2 Announces Purchase of Assets of Mako for Global Marine; FDA granted “Breakthrough Device” Communications designation to MediBeacon $14 9 11 $12 $10 8 29 7 12 10 20 24 $8 17 18 28 33 19 23 34 6 15 31 13 27 $6 3 4 14 30 1 32 $4 21 25 26 5 16 22 2 $2 $- 2014 2015 2016 2017 2017 2018 Note: As a result of the Schuff Tender, HC2’s ownership increased to 89% and subsequently through open market share purchases increased to 92% © 2 0 1 8 H C 2 H O L D I N G S , I NC. 9

Segment Detail

DBM Global Inc. Business Description:  DBM Global Inc. is focused on delivering world class, sustainable value to its clients through a highly collaborative portfolio of companies which provide better designs, more efficient construction and superior asset management solutions  The Company offers integrated steel construction services from a single source and L.A. Rams professional services which include design-assist, design-build, engineering, BIM participation, 3D steel modeling/detailing, fabrication, advanced field erection, project management and state-of-the-art steel management systems  Major market segments include commercial, healthcare, convention centers, stadiums, gaming and hospitality, mixed use and retail, industrial, public works, bridges, transportation and international projects Select Management:  Rustin Roach – President and CEO  Michael Hill – CFO and Treasurer  Scott Sherman – VP, General Counsel Apple  Shane Metzger - COO DC United Select Customers: Sacramento Kings © 2 0 1 8 H C 2 H O L D I N G S , I NC. 11

DBM Global Inc. Core Activities Products & Service Offerings Industries Served  The largest structural steel fabricator and  Structural Steel fabrication  Commercial  Industrial & Mining erector in the U.S.  Steel erection services  Conv. & Event Centers  Infrastructure  In-house structural & design engineering  Structural engineering & design services  Energy  Leisure expertise  Preconstruction engineering services  Government  Retail  BIM (Building Information Modeling)  Healthcare  Transportation  Project Mgmt (proprietary SIMS platform)  Provides specialty maintenance, repair &  Extensive track record delivering complex  Petrochemical installation services in the US. service and maintenance type projects for the  Power   GrayWolf Organized in four business segments – Titan power, petrochemical, pulp & paper, and Pulp & paper refinery end markets  Industrial Contracting, Inco Services, Milco National, & Oil refineries Titan Fabricators  60% of revenue is service contracts  Assets of Mountain States Steel became part  Extensive track record delivering structural steel  Bridge of Schuff Steel (4Q17) for iconic projects throughout the Western  Infrastructure  Mountain States Steel has a modern United States: San Francisco-Oakland Bay  Leisure fabrication facility located on approximately Bridge, Alameda Corridor Transportation 32 acres in Lindon, Utah. Authority Bridge, Mile High Stadium, Paris Hotel & Casino in Las Vegas, etc.  Provides structural steel fabrication & erection  Structural Steel fabrication (subcontracted)  Commercial  Leisure services for smaller projects leveraging  Steel erection services (subcontracted)  Government  Retail subcontractors and in-house project managers  Project Mgmt (proprietary SIMS platform)  Healthcare  Transportation  Manufactures equipment for use in the  Design engineering  Petrochemical petrochemical oil & gas industries, such as:  Fabrication services  Oil & gas infrastructure pollution control scrubbers, tunnel liners,  Pipelines pressure vessels, strainers, filters & separators  A highly experienced global Detailing and 3D  Steel Detailing  Commercial  Industrial & Mining BIM Modelling company  3D BIM Modelling  Conv. & Event Ctrs  Infrastructure  BIM Management  Energy  Leisure  Integrated Project Delivery (IPD)  Government  Retail  3D Animation and Visualization  Healthcare  Transportation  A global Building Information Modelling (BIM),  Steel Detailing  Commercial  Industrial & Mining Steel Detailing and Rebar Detailing firm  Rebar Detailing  Conv. & Event Ctrs  Infrastructure  3D BIM Modelling  Energy  Leisure  Connection Design  Government  Retail  Forensic Modelling & Animation  Healthcare  Transportation  The premiere Bridge and Complex Structures  Bridge Detailing  Bridge  Energy Detailing and Building Information Modelling  Steel Detailing  Commercial  Government (BIM) firm in N.A.  3D BIM Modelling  Conv. & Event Ctrs  Infrastructure  Connection Design © 2 0 1 8 H C 2 H O L D I N G S , I NC. 12

GrayWolf Industrial Inc. (“GrayWolf”) Business Description Blue Chip Customer Base  GrayWolf, which DBM Global is under contract to acquire, is a leader in industrial services focusing on highly complex, labor-intensive specialty maintenance, repair and installation services to diverse end markets across a national footprint  The Company has built a reputation for high quality service over its nearly 40 year operating history, through a leading safety record, superior service quality, national scale, local relationships and access to skilled labor  Specialty mechanical contracting  Specialty construction solutions to  Turnarounds, tank construction,  Custom steel fabrication for heavy Business services the pulp and paper and other and piping, among a broad industrial markets Overview processing markets service offering  Plant maintenance  Plant maintenance  Plant maintenance  Engineering  Specialty welding  Process piping  Specialty welding  Design  Equipment setting / rigging  Equipment, tanks, and vessels  Equipment setting / rigging  Modularization  fabrication and erection   Services Mechanical construction Piping systems Custom mechanical services     Overview Modularization Engineering, procurement, and Tanks and vessels Pipe fabrication   Piping construction  Fabrication  Tanks and vessels   Tanks and vessels Civil, mechanical, and electrical  General mechanical construction  Machining construction  Power  Pulp & paper  Power  Heavy industrial  Petrochemical  Petrochemical  Refining Primary End  Refining  Industrial  Petrochemical Markets  Industrial  Metals, mining & minerals  Water treatment  Water treatment  Industrial © 2 0 1 8 H C 2 H O L D I N G S , I NC. 13

GrayWolf Industrial Inc. (“GrayWolf”) Strategic Rationale:  GrayWolf Industrial provides DBM Global with an entry into the heavy maintenance and repair industry, diversifying its revenue stream from large commercial construction projects while capitalizing on strong customer relationships with prime contracts and a culture focused on ROI when bidding and pricing work  GrayWolf substantially increases DBM’s exposure to recurring maintenance work, providing increased revenue stability and visibility  The acquisition increases the combined business’ exposure to industrial build, diversifying away from more cyclical commercial construction market  GrayWolf’s asset light business model requires minimal capital expenditure spend which translates to higher free cash flow conversion  DBM management believes the GrayWolf acquisition will allow for the combined company to cross sell its products amongst its current customer base and provide meaningful synergies related to accounting and consolidated back office expenses Transaction Overview:  The purchase price for the acquisition is $135.0 million or ~6.9x based on 2017 Adjusted EBITDA(1) of $19.7 million, which represents a compelling multiple given comparable transactions in the sector  The acquisition is expected to be financed by an $80.0 million Term Loan financing at DBM Global, $15.0 million from DBM’s existing credit facility and $40.0 million of existing cash from HC2 and certain of our subsidiaries via indirect investment in DBM Global 1. GrayWolf Adjusted EBITDA represents normalized EBITDA view, which excludes certain expenses management believes will not be continuing post-acquisition in order to © 2 0 1 8 H C 2 H O L D I N G S , I NC. 14 better reflect ongoing earnings capacity

Global Marine Group - Business Description: “Engineering a Clean and Connected Future”  Leading provider of offshore marine engineering delivered via three business units  Founded in 1850 - Headquartered in UK with major regional hub in Singapore Select Management:  Dick Fagerstal – Executive Chairman  Ian Douglas – Chief Executive Officer Global Marine Highlights: CWind Highlights: Global Offshore Highlights:  Fiber optic cable solutions to the  Power cable and asset management services  Trenching and power cable lay services to telecommunications and oil & gas markets to the offshore renewables & utilities the oil & gas industry   Installed roughly 21% of the world's subsea Through it’s Complete Cable Care package  To date, the Global Offshore team has been fiber optic cable, amounting to 300,000km recognised for speedy mobilisation in power involved in the installation of more than 470 cable repair solutions  In maintenance, Global Marine benefits power cables  CWind delivers a broad spectrum of topside from long-term contracts with high renewal  Market-leading Q1400 trenching system and subsea services to developers and has rates; Responsible for 385,000km of the total experience at almost 50 wind farms to date effective in the harshest of seas and most 1,200,000km of global in-service cable  challenging of seabed conditions  CWind is recognized for having the most fuel  Significant opportunities in Telecom through efficient Crew Transport Vessel (CTV) fleet in the Completed work on six UK and two 49% owned strategic equity investments with market European wind farms to date Huawei Technologies (HMN) and China  CWind Taiwan equity investment launched in  Multiple operations in oil & gas for major oil Telecom (SBSS) Q1 2018 to support the growing Taiwan companies such as Shell and BP offshore renewables market Select Customers: © 2 0 1 8 H C 2 H O L D I N G S , I NC. 15

Maintenance Wind Farm Trenching  Provision of vessels on standby to repair fiber optic  Offshore wind planning, construction and  Trenching of cables, rigid & flexible pipelines telecom cables in defined geographic zones operations & maintenance support services and umbilicals  Location of fault, cable recovery, jointing and  Fleet of Crew Transfer Vessels (CTVs) which have  Precision installation in challenging seabed re-deployment of cables a historically high utilisation and are positioned 4th environments utilizing the market-leading  Operation of depots storing cable and spare parts in the overall CTV market Q1400 which able to perform jet trenching in across the globe  Over 250 certified & experienced personnel soils of up to 100KPA   Management of customer data through the life of the including technicians, riggers, slingers, lifting Providing maximum, long-term protection of cable system supervisors & foremen assets  Offshore training facility  Engineering support & project management Fiber Optic Cable Installation Power Cable Installation & Repair Power Cable Installation  Provision of turnkey repeated telecom systems via  Installation for inter-array power cables for  Planning, installation, burial, storage, testing, Huawei Marine (“HMN”) equity investment offshore wind market locating, recovering and maintaining subsea CoreActivities  Installation contracts for telecom customers  Maintenance provision, including cable storage, cables and other subsea assets   Services include route planning, route survey, cable power joint development and vessel availability Modern assets including the Global mapping, route engineering, laying, trenching and  Offshore wind planning, Interconnector Symphony and the Q1400 trenching system burial at all depths installation  Approximately 400 m² of available space aft  Fiber optic communications infrastructure to offshore  Services include route planning, route survey, of the cable lay spread, allowing space for platforms cable mapping, route engineering, laying, up to ten 20 foot containers of cable trenching and burial at all depths protection system  470 power cables installed to date  Cable Retriever  C.S. Sovereign  18 owned & 3 Crew Transfer Vessels on long-term  Global Symphony  Wave Sentinel  CS Recorder charter  ASV Pioneer   Cable Innovator  Networker C.S. Sovereign   Global Symphony CS Recorder Vessels  Global Symphony  ASV Pioneer  Sino British Submarine Systems in Asia (SBSS); Equity  CWind Training(100%) investment (49%) with China Telecom  Sino British Submarine Systems in Asia (SBSS);  Huawei Marine; Equity Investment(49%) with Huawei Equity investment (49%) with China Telecom Technologies  CWind Taiwan; equity investment(51%) with  International Cableship Pte Ltd (“ICPL”) International Ocean Vessel Technical Consultant Equity  Equity investment(30%) with SingTel and ASEAN (IOVTEC) Investments Cableship  SCDPL; Equity investment (40%) with SingTel © 2 0 1 8 H C 2 H O L D I N G S , I NC. 16

American Natural Gas Business Description:  Designs, builds, owns, operates and maintains compressed natural gas commercial fueling stations for transportation  Building a premier nationwide network of publically accessible heavy duty CNG fueling stations throughout the United States designed and located to serve fleet customers – Completed the integration & upgrade of 18 fueling stations acquired in 2016; ~40 stations currently owned or operated nationwide – Expect to expand station footprint via organic and select M&A opportunities  Founded in 2011, with headquarters in Saratoga Springs, New York Select Management:  Drew West – Founder and Chief Executive Officer “Fueling the Future” Why CNG?: Currently ~40 stations owned or operated in 14 states across the United States*  American transportation sector is rapidly converting from foreign-dependent diesel fuel to clean burning natural gas: – Substantially reduces emissions – Extends truck life – Significantly reduces fuel cost  Given the cost effectiveness of CNG, its environmental friendliness and the abundance of natural gas reserves in the United States, CNG is a leading candidate for alternatives to gasoline and diesel for the motor vehicle market © 2 0 1 8 H C 2 H O L D I N G S , I NC. 17

PTGi International Carrier Services (“PTGi ICS”) Business Description:  International wholesale telecom service company providing voice and data call termination to the telecom industry worldwide  Provides transit and termination of telephone calls through its own global network of next-generation IP soft switches and media gateways, connecting the networks of incumbent telephone companies, mobile operators and OTT companies worldwide  Restructured in 2014, PTGi ICS now delivers industry leading technology via best of breed sales and operational support teams  ICS Group to acquire Go2Tel.com Inc. a well-established VoIP carrier that offers high-quality termination services, primarily in Latin America, South America and the Caribbean region.  In business since 1997, recognized as a trusted business partner globally  Headquartered in Herndon, Virginia with representation across North America, South America, the Middle East, CIS, Asia, Romania and the UK. Select Management:  Craig Denson – Chief Executive Officer © 2 0 1 8 H C 2 H O L D I N G S , I NC. 18

Continental Insurance Group Business Description:  The formation of Continental Insurance Group (“CIG”) in April 2015 to invest in the insurance sector is consistent with HC2’s overall strategy of taking advantage of dislocated and undervalued operating businesses  Through CIG, HC2 intends to build an attractive platform of insurance businesses  “Ring Fenced” Liabilities – No Parent Guarantees  In December 2015, Continental LTC Inc. (“CLI”), a wholly owned subsidiary of CIG, completed the acquisition of American Financial Group’s long-term care and life insurance businesses, United Teacher Associates Insurance Company (“UTAIC”) and Continental General Insurance Company (“CGIC”)  In 2016, HC2 merged UTAIC into CGIC to form a single Texas-domiciled life insurance company, CGIC, and unlock cost and capital efficiencies  Recently Completed Acquisition of Humana’s ~$2.4 Billion Long-Term Care Insurance Business [3Q18]  Immediately accretive to Continental’s Risk Based Capital ratio and Statutory Surplus  Key measures as of September 30, 2018: – Statutory Surplus ~$300 million – Total Adjusted Capital ~$330 million – GAAP Assets of ~$5.5 billion – Cash and Invested Assets ~$4.1 billion  Projected ~$15 million investment management fee stream to HC2 Select Management:  James P. Corcoran – Executive Chair – James has extensive experience in the insurance industry on both the corporate and regulatory side as the former Superintendent of Insurance of the State of New York All data as of September 30, 2018 unless otherwise noted; Humana acquisition closed on 8/9/18 © 2 0 1 8 H C 2 H O L D I N G S , I NC. 19

Pansend HC2’s Pansend Life Sciences Segment Is Focused on the Development of Innovative Healthcare Technologies and Products  Recently completed sale to Janssen Biotech, Inc. (Johnson & Johnson) for up to $1.04 billion (2Q18); $8m total investment  76% equity ownership of company focused on immunotherapy; Oncolytic virotherapy for treatment of solid cancer tumors  Founded by Dr. Matthew Mulvey & Dr. Ian Mohr (who co-developed T-Vec); Biovex (owner of T-Vec) acquired by Amgen for ~$1billion  Benevir’s T-Stealth is a second generation oncolytic virus with new features and new intellectual property  BeneVir holds exclusive worldwide license to develop BV-2711 (T-Stealth)  Granted new patent entitled “Oncolytic Herpes Simplex Virus and Therapeutic Uses Thereof”, covering the composition of matter for Stealth-1H, BeneVir’s lead oncolytic immunotherapy, as well as other platform assets (2Q17)  50% equity ownership in company with unique technology and device for monitoring of real-time kidney function  The U.S. Food and Drug Administration has granted Breakthrough Device designation to Medibeacon for the company’s Transdermal GFR Measurement System (“TFGR”). The device is intended to measure Glomerular Filtration Rate (“GFR”) in patients with impaired or normal renal function.(1)  Under the Breakthrough Devices program, a provision of the 21st Century Act, the FDA works with companies to expedite regulatory review in order to give patients more timely access to diagnostic and therapeutic technologies.  The TGFR is designed to provide clinicians real-time measurement of GFR at the point of care with no need for blood sampling or urine collection. The ability to measure GFR is of high clinical interest, especially in patients with or at risk of kidney disease.  74% equity ownership of dermatology company focused on lightening and brightening skin  Founded by Pansend in partnership with Mass. General Hospital and inventors Dr. Rox Anderson, Dieter Manstein and Dr. Henry Chan  Over $20 billion global market  Received Food and Drug Administration approval for the R2 Dermal Cooling System (4Q16)  Received Food and Drug Administration approval for second generation R2 Dermal Cooling System (2Q17)  80% equity ownership in company with unique knee replacements based on technology from Dr. Peter Walker, NYU Dept. of Orthopedic Surgery and one of the pioneers of the original Total Knee.  “Mini-Knee” for early osteoarthritis of the knee; “Anatomical Knee” – A Novel Total Knee Replacement  Strong patent portfolio  Profitable technology and product development company  Areas of expertise include medical devices, homeland security, imaging systems, sensors, optics, fluidics, robotics and mobile healthcare  Located in Silicon Valley and Boston area with over 90,000 square feet of working laboratory and incubator space  Contract R&D market growing rapidly  Customers include Fortune 500 companies and start-ups (1) Data on file. Medibeacon, Inc., St. Louis, MO. All data as of September 30, 2018 unless otherwise noted O L D I N G S NC Note: Equity ownership percentages do not reflect fully diluted amounts, except © 2 0 1 8 H C 2 H , I . Benevir, which reflects fully diluted ownership at the time of disposition. 20

HC2 Broadcasting Holdings Inc. Business Description* Broadcast Television Stations: Key Metrics**  HC2 Broadcasting Holdings Inc., a subsidiary of HC2 Holdings, has  Operational Stations: 164 strategically acquired broadcast assets across the United States – Full-Power Stations: 14  HC2’s broadcast vision is to capitalize on the opportunities to bring – Class A Stations: 52 valuable content to more viewers over-the-air and position the company – LPTV Stations: 98 for a changing media landscape  Silent Licenses & Construction Permits: ~400  U.S. Markets: >130  Total Footprint Covers Approximately 60% of the U.S. Population Select Management:  Kurt Hanson – Chief Technology Officer, HC2 Broadcasting Holdings  Louis Libin – Managing Director, Strategy, HC2 Broadcasting Holdings  Les Levi – Chief Operating Officer, HC2 Broadcasting Holdings  Rebecca Hanson – General Counsel, HC2 Broadcasting Holdings  Manuel Abud – President and CEO, Azteca America * Map based on 2010 population data ** Metrics include pending transactions as of November 6, 2018. © 2 0 1 8 H C 2 H O L D I N G S , I NC. 21

Appendix: Third Quarter 2018 Highlights & Select Financial Data

Segment Financial Summary ($m) Q3 2018 Q3 2017 YTD 2018 YTD 2017 Core Operating Subsidiaries Construction $16.0 $16.8 $41.5 $36.5 Marine Services 7.9 8.8 25.8 28.8 Energy 1.0 0.3 4.7 2.5 Telecom 1.5 1.5 3.9 5.3 Total Core Operating $26.3 $27.3 $75.8 $73.0 Adjusted Early Stage and Other Holdings EBITDA Life Sciences ($3.0) ($8.2) ($12.2) ($17.1) Broadcasting (2.4) - (13.7) - Other (1.0) (1.1) (2.2) (4.4) Total Early Stage and Other ($6.4) ($9.3) ($28.1) ($21.6) Non-Operating Corporate ($6.2) ($8.3) ($18.3) ($20.4) Total HC2 (excluding Insurance) $13.7 $9.8 $29.4 $31.1 Pre-Tax Core Financial Services Insurance AOI* Insurance ($11.3) $17.0 ($8.7) $20.6 *Includes results from the long-term care insurance business recently acquired from Humana, Inc. (NYSE: HUM) Note: Reconciliations of Adjusted EBITDA and Pre-Tax Insurance AOI to U.S. GAAP Net Income in appendix. Table may not foot due to rounding. Broadcasting segment was formed in Q1 2018; no comparable results for Q3 and YTD 2017. All data as of September 30, 2018 unless otherwise noted © 2 0 1 8 H C 2 H O L D I N G S , I NC. 23

Third Quarter 2018 Highlights  3Q18 Adjusted EBITDA $16.0m vs. $16.8m for 3Q17; YTD18 Adjusted EBITDA $41.5m vs. $36.5m for YTD17  $615m reported backlog; $632m backlog taking into consideration awarded, but not yet signed contracts;  Acquiring GrayWolf Industrial, a specialty maintenance, repair and installation service provider for $135M  Construction Provides diversification of revenue and earnings; helps offset cyclicality of commercial construction market  Just over $20 million in annual Adjusted EBITDA with minimal capex, strong cash flows and Blue-Chip customer base  Reaffirm FY18 Guidance: Continue to expect $60m and $65m of FY18 Adjusted EBITDA  3Q18 Adjusted EBITDA $7.9m vs. $8.8m for 3Q17; YTD18 Adjusted EBITDA $25.8m vs. $28.8m for YTD17  GMSL – Continued solid backlog at $358m -- Huawei Marine equity investment - Continued strong backlog over $350m  3Q18 performance driven by the Huawei Marine Network equity investment, offset by higher than expected costs on a certain offshore power construction project and increases in unutilized vessel costs attributable to timing of new project work  Huawei Marine Network implemented a new long-term annual dividend policy after several years of meaningful shareholder value creation: Marine  Global Marine received ~US$10m of dividends in 3Q18; Will receive additional special dividends of Services ~$4.9m in 4Q18 and ~$4.9m in 2Q19  Going forward, equity investment partners will annually distribute a minimum of 30% of cumulative distributable net profits as dividends based on audited annual financials  Executed five-year cable repair framework agreement with a leading offshore wind power developer covering their European assets  Exploring strategic alternatives for the Global Marine business, including a potential sale; proceeds to pay down HC2 Holdco debt  Reaffirm FY18 Guidance: Continue to expect $45m and $50m of FY18 Adjusted EBITDA  3Q18 Adjusted EBITDA $1.0m vs. $0.3m for 3Q17; YTD18 Adjusted EBITDA $4.7m vs. $2.5m for YTD17  Energy Seek to increase existing station utilization; Focus on business development and marketing efforts to drive organic sales; Develop preferred fueling agreements with new and existing customers to ramp volumes; Continue to increase flow of Renewable Natural Gas (RNG) through ANG stations  3Q18 Adjusted EBITDA $1.5m vs. $1.5m for 3Q17; YTD18 Adjusted EBITDA $3.9m vs, $5.3m for YTD17 Telecom  ICS Group to acquire Go2Tel.com Inc. a well-established VoIP carrier that offers high-quality termination services, primarily in Latin America, South America and the Caribbean region © 2 0 1 8 H C 2 H O L D I N G S , I NC. 24

Third Quarter 2018 Highlights (con’t)  Completed Acquisition of Humana’s ~$2.4 billion long-term care insurance business – (Closed 8/9/18)  3Q18 Pretax Insurance AOI ($11.3) million vs. $17.0 million 3Q17  YTD18 Pretax Insurance AOI ($8.7) million vs. $20.6 million YTD17  As of September 30, 2018, inclusive of Humana assets: Insurance – Statutory Surplus ~$300 million – Total Adjusted Capital ~$330 million – GAAP Assets of ~$5.5 billion – Cash and Invested Assets ~$4.1 billion  ~$15 million annual investment management fee, with potential back-end upside  Ring-fenced liabilities / no-parent guarantees  The U.S. Food and Drug Administration has granted Breakthrough Device designation to Medibeacon for the company’s Transdermal GFR Measurement System (“TFGR”). The device is intended to measure Glomerular Filtration Rate (“GFR”) in patients with impaired or normal renal function.(1)  Under the Breakthrough Devices program, a provision of the 21st Century Act, the FDA works with companies to Pansend expedite regulatory review in order to give patients more timely access to diagnostic and therapeutic technologies.  The TGFR is designed to provide clinicians real-time measurement of GFR at the point of care with no need for blood sampling or urine collection. The ability to measure GFR is of high clinical interest, especially in patients with or at risk of kidney disease.  R2 Dermatology and MediBeacon remain in discussions with strategic parties for possible monetizations  3Q18 Adjusted EBITDA ($2.4) million; YTD18 Adjusted EBITDA ($13.7) million  Operational Stations*: 164 – Full-Power Stations: 14 – Class A Stations: 52 – LPTV Stations: 98 – Silent Licenses & Construction Permits: ~400 Broadcasting  U.S. Markets*: >130  Total Footprint Covers Approximately 60% of the U.S. Population*  Obtained $38 million debt and equity financing; – $35 million one-year secured note; 8.5% rate payable at maturity and secured by certain of HC2 Station Group, Inc. and HC2 LPTV Holdings, Inc.’s assets – 2.0% of outstanding common stock of HC2 Broadcasting purchased for $3.1 million – Issued warrants to purchase additional 2.0% of common stock of HC2 Broadcasting (1) Data on file. Medibeacon, Inc., St. Louis, MO. * Metrics include pending transactions as of November 6, 2018. © 2 0 1 8 H C 2 H O L D I N G S , I NC. 25

2018 Focus and Priorities – Update  Monetization / Value Creation Within Diverse HC2 Portfolio – Sold BeneVir to Janssen Biotech (Johnson & Johnson) for up to $1.04 billion [2Q18] – Closed on the acquisition of Humana’s $2.4 billion long-term care insurance business;  Combined Total Adjusted Capital is now approximately $330M [3Q18] – Announced the evaluation of strategic alternatives for Global Marine, including potential sale – Announced DBM Global’s pending acquisition of Graywolf Industrial; diversification of revenue and service offering strong, stable cash flow [4Q18]  Continued Focused Expansion of Over-The-Air Broadcast Television Strategy – Expanded market reach by building a nationwide network through strategic acquisitions – Identified significant opportunities to reduce costs and increase efficiencies – Building out and integrating infrastructure to support vision of creating a valuable content distribution “pipeline”  Optimization of HC2 Capital Structure – Expect to price and close a new senior secured debt offering to refinance our existing 11% notes – Obtained $38 million new debt and equity financing at Broadcasting subsidiary, validating the Broadcasting strategy and vision  Diverse and Meaningful Sources of Liquidity at HC2 Holdco  Re-Affirmed 2018 Guidance for Construction & Marine Services – DBM Global: Currently expect $60 million - $65 million of FY18 Adjusted EBITDA – Global Marine: Currently expect $45 million - $50 million of FY18 Adjusted EBITDA HC2 does not guarantee future results of any kind. Guidance is subject to risks and uncertainties, including, without limitation, those factors outlined in the “Forward Looking Statements” of this presentation and the “Risk Factors” section of the company’s annual and quarterly reports filed with the Securities and Exchange Commission (SEC). © 2 0 1 8 H C 2 H O L D I N G S , I NC. 26

Appendix:

HC2’s Diversified Portfolio Core Financial Core Operating Subsidiaries Services Subsidiaries Construction: Marine Services: Energy: Telecommunications: Insurance: DBM GLOBAL (SCHUFF) GMSL ANG PTGI ICS CIG  3Q18 Revenue: $195.4m  3Q18 Revenue: $44.8m  3Q18 Revenue: $4.6m  3Q18 Revenue: $187.8m  ~$300m of statutory surplus  3Q18 Adj. EBITDA: $16.0m  3Q18 Adj. EBITDA: $7.9m  3Q18 Adj. EBITDA: $1.0m  3Q18 Adj. EBITDA: $1.5m  ~$330m total adjusted capital  YTD18 Adj. EBITDA: $41.5m  YTD18 Adj. EBITDA: $25.8m  YTD18 Adj. EBITDA: $4.7m  YTD18 Adj. EBITDA: $3.9m  ~$5.5b total GAAP assets  Backlog $615m; ~$632m with  GMSL Backlog $358m  Delivered 2,977,000 Gasoline  Continued focus on higher  ~$4.1b cash & invested assets contracts awarded, but not  Huawei equity investment Gallon Equivalents (GGEs) in margin wholesale traffic mix  Platform for growth through yet signed Backlog: ~$350m 3Q18 vs. 2,739,000 GGEs in and improved operating additional M&A including  Solid long-term pipeline  3Q17 efficiencies recent acquisition of Humana’s Solid long term telecom and   Pending acquisition of offshore power maintenance ~40 stations currently owned ~$2.4b long-term care portfolio Graywolf Industrial & install opportunities or operated or under  development vs. two stations Evaluating strategic at time of HC2’s initial alternatives including a investment in 3Q14 potential sale Early Stage and Other Holdings Life Sciences: PANSEND Broadcasting:  BeneVir: Oncolytic viral immunotherapy for treatment of solid cancer tumors; Sold to Janssen  Biotech (Johnson & Johnson) for up to $1.04 billion 2Q18 HC2 Broadcasting Holdings Our Vision: Capitalize on the opportunities to bring valuable  MediBeacon: Unique non-invasive real-time monitoring of kidney function; MediBeacon recently content to more viewers over-the-air and position the company for granted Breakthrough Device designation from the FDA; MediBeacon’s device is intended to a changing media landscape measure GFR in patients with impaired or normal kidney function  R2 Dermatology: Medical device to brighten skin based on Mass. General Hospital technology, including two FDA approvals  Genovel: Novel, Patented, “Mini Knee” and “Anatomical Knee” replacements  Triple Ring Technologies: R&D engineering company specializing in medical devices, homeland security, imaging, sensors, optics, fluidics, robotics & mobile healthcare All data as of September 30, 2018 unless otherwise noted; Humana acquisition closed on 8/9/18 © 2 0 1 8 H C 2 H O L D I N G S , I NC. 28

Consolidated Financial Summary ($m) Q3 2018 Q3 2017 YTD 2018 YTD 2017 Total Net Revenue $501.4 $406.4 $1,451.8 $1,175.6 Total Operating Expenses 525.7 395.8 1,495.5 1,175.3 Income (Loss) From Operations (24.4) 10.6 (43.6) 0.3 Statement of Interest Expense (17.5) (13.2) (54.0) (39.4) Operations Income From Equity Investees (Selected Financial Data) 8.1 1.0 13.7 12.7 Income (loss) Before Taxes 142.3 4.5 194.3 (28.5) Net Loss attributable to common $152.8 ($6.7) $171.7 ($40.5) and participating preferred Core Operating Adjusted EBITDA $26.3 $27.3 $75.8 $73.0 Non-GAAP Measures Total Adjusted EBITDA (excl. $13.7 $9.8 $29.4 $31.1 Insurance) Pre-Tax Insurance AOI* ($11.3) $17.0 ($8.7) $20.6 *Includes results from the long-term care insurance business recently acquired from Humana, Inc. (NYSE: HUM) Note: Reconciliations of Adjusted EBITDA and Pre-Tax Insurance AOI to U.S. GAAP Net Income in appendix. Table may not foot due to rounding. All data as of September 30, 2018 unless otherwise noted © 2 0 1 8 H C 2 H O L D I N G S , I NC. 29

Segment Financial Summary ($m) Q3 2018 Q2 2018 Q1 2018 FY 2017 Q4 2017 Q3 2017 Q2 2017 Q1 2017 FY 2016 Core Operating Subsidiaries Construction $16.0 $15.5 $10.0 $51.6 $15.1 $16.8 $11.1 $8.6 $59.9 Marine Services 7.9 20.4 (2.4) 44.0 15.3 8.8 3.6 16.3 41.2 Energy 1.0 3.0 0.7 2.9 0.4 0.3 1.0 1.2 2.5 Telecom 1.5 1.3 1.1 6.9 1.6 1.5 2.2 1.7 5.6 Total Core Operating $26.3 $40.2 $9.3 $105.5 $32.4 $27.3 $17.9 $27.8 $109.1 Adjusted Early Stage and Other Holdings EBITDA Life Sciences ($3.0) ($4.9) ($4.4) ($22.4) ($5.2) ($8.2) ($4.9) ($4.1) ($12.0) Broadcasting (2.4) (6.2) (5.1) (0.8) (0.8) 0.0 0.0 0.0 0.0 Other (1.0) (1.0) (0.2) (2.3) 2.1 (1.1) (2.2) (1.2) (11.2) Total Early Stage and Other ($6.4) ($12.1) ($9.6) ($25.5) ($3.9) ($9.3) ($7.1) ($5.2) ($23.2) Non-Operating Corporate ($6.2) ($5.4) ($6.7) ($29.2) ($8.7) ($8.3) ($6.3) ($5.9) ($25.7) Total HC2 (excluding Insurance) $13.7 $22.7 ($6.9) $50.8 $19.7 $9.8 $4.6 $16.7 $60.2 Pre-Tax Core Financial Services Insurance AOI* Insurance $(11.3) $0.5 $2.2 $24.2 $3.6 $17.0 $4.1 ($0.5) ($2.7) *Includes results from the long-term care insurance business recently acquired from Humana, Inc. (NYSE: HUM) Note: Reconciliations of Adjusted EBITDA and Pre-Tax Insurance AOI to U.S. GAAP Net Income in appendix. Table may not foot due to rounding. Pre-Tax Insurance Adjusted Operating Income for Q1 2016 was adjusted to exclude certain intercompany eliminations to better reflect the results of the Insurance segment, and remain consistent with internally reported metrics. Additional details in appendix. All data as of September 30, 2018 unless otherwise noted © 2 0 1 8 H C 2 H O L D I N G S , I NC. 30

Construction: DBM Global Inc. Third Quarter Update  3Q18 Net Income: $9.2m vs. $7.1m in 3Q17; YTD18 Net Income $20.1m vs. $14.5m for YTD17  3Q18 Adjusted EBITDA: $16.0m vs. $16.8m in 3Q17  YTD18 Adjusted EBITDA: $41.5m vs. $36.5m for the comparable 2017 YTD period  Backlog of $615m at end of 3Q18, vs. $656m in year-ago quarter – ~$632m taking into consideration awarded, but not yet signed contracts  Continued ramp of Inglewood Stadium (LA Rams / Chargers); Loma Linda Hospital; Google Bayview  Acquiring GrayWolf Industrial, a specialty maintenance, repair and installation service provider for $135M  Provides diversification of revenue and earnings; helps offset cyclicality of commercial construction market  Just over $20 million annual Adjusted EBITDA with minimal capex, strong cash flows and Blue-Chip customer base  Reaffirm FY18 Guidance: Continue to expect $60 million and $65 million of FY18 Adjusted EBITDA Strategic Initiatives  Continue to select profitable, strategic and “core competency” jobs, not all jobs  Solid long-term pipeline of prospective projects; No shortage of transactions to evaluate  Commercial / Healthcare sectors remain strong, primarily in West region  Continue to diversify core business to counter cyclicality of commercial construction  Opportunities to add higher margin, value added services to overall product offering (e.g. BDS VirCon/PDC/Candraft)  Expanding U.S. bridge & infrastructure construction opportunities Historical Performance $579.0 $526.1 $513.8 $502.7 $59.9 $52.0 $51.6 $45.8 11.9% 8.9% 10.1% 8.7% 2014PF 2015A 2016A 2017A Loma Linda Hospital Adjusted EBITDA Revenue Los Angeles Rams Stadium All data as of September 30, 2018 unless otherwise noted © 2 0 1 8 H C 2 H O L D I N G S , I NC. 31

Marine Services: Global Marine Group Third Quarter Update  3Q18 Net Income (Loss): Net (Loss) ($0.5)m vs. Net Income $0.8m in 3Q17; YTD18 Net Income $4.1m vs. $8.9m for YTD17  3Q18 Adjusted EBITDA: $7.9m vs. $8.8m in 3Q17; Strong 3Q18 performance from Huawei Marine equity investment, offset by some higher than expected costs on a certain offshore power construction project and an increase in unutilized vessel costs attributable to recently acquired marine assets and the timing of new project work  YTD18 Adjusted EBITDA: $25.8m vs. $28.8m for the comparable 2017 YTD period  Global Marine backlog of $358m at 3Q18 quarter-end -- Huawei Marine equity investment - Continued strong backlog of ~$350m  Huawei Marine Network implemented a new long-term annual dividend policy after several years of meaningful shareholder value creation:  Global Marine received ~US$10m of dividends in 3Q18; Will receive additional special dividends of ~$4.9m in 4Q18 and ~$4.9m in 2Q19  HMN will annually distribute a minimum of 30% of cumulative distributable net profits as dividends based on audited annual financials.  Exploring strategic alternatives for the Global Marine business, including a potential sale; proceeds to pay down HC2 debt  Reaffirm FY18 Guidance: Continue to expect $45 million and $50 million of FY18 Adjusted EBITDA Strategic Initiatives 49% ownership 49% ownership Total HMN* 2017 2016 2015 2014  Equity investment established in 1995 with China Telecom Revenue ~$246m ~$207m ~$203m ~$88m  China’s leading provider of submarine cable installation Profit ~$37m ~$25m ~$14m ~$2m  Cash, Equivalents, & Located in Shanghai and possesses a fleet of advanced purpose-built cable ~$73m ~$48m ~$27m ~$16m AFS Securities ships Historical Performance $163.6 $161.9 $169.5 $134.9 $50.0 $44.0 $42.1 $41.2 29.8% 31.2% 25.4% 26.0% 2014PF 2015A 2016A 2017A Adjusted EBITDA Revenue Note: 2014 PF Adj. EBITDA inclusive of approx. $10m offshore power installation vs. minimal contribution in 2015 & 1H16 as a result of Prysmian agreement which expired in 4Q15 *Currency Exchange: CNY:USD 1:0.129 used for illustrative purposes All data as of September 30, 2018 unless otherwise noted © 2 0 1 8 H C 2 H O L D I N G S , I NC. 32

Energy: American Natural Gas (ANG) Third Quarter Update  3Q18 Net Income (Loss): Net (Loss) ($0.6)m vs. ($0.9)m in 3Q17; YTD18 Net (Loss) of ($0.6)m vs. ($2.0)m for YTD17  3Q18 Adjusted EBITDA: $1.0m vs. $0.3m in 3Q17  YTD18 Adjusted EBITDA: $4.7m vs. $2.5m for the comparable 2017 YTD period  Delivered 2,977,000 Gasoline Gallon Equivalents (GGEs) in 3Q18 vs. 2,739,000 GGEs in 3Q17  Seek to increase existing station utilization  Continued focus on business development and marketing efforts to drive organic sales  Develop preferred fueling agreements with new and existing customers to ramp volumes and continue to increase flow of Renewable Natural Gas (RNG) through ANG stations  ~40 stations currently owned or operated or under development vs. two stations at time of initial investments (3Q14) Historical Performance Adjusted EBITDA Revenue $16.4 $6.8 $6.4 $2.9 $1.8 $2.5 39.6% 17.7% $0.9 12.8% (14.1%) -$0.4 2014A 2015A 2016A 2017A All data as of September 30, 2018 unless otherwise noted © 2 0 1 8 H C 2 H O L D I N G S , I NC. 33

Telecommunications: PTGi-ICS Third Quarter Update  3Q18 Net Income: $1.3m vs. $1.3m in 3Q17; YTD18 Net Income of $3.4m vs. $4.9m for YTD17  3Q18 Adjusted EBITDA: $1.5m vs. $1.5m in 3Q17  YTD18 Adjusted EBITDA: $3.9m vs. $5.3m for the comparable 2017 YTD period  ICS Group to acquire Go2Tel.com Inc. a well-established VoIP carrier that offers high-quality termination services, primarily in Latin America, South America and the Caribbean region  One of the key objectives: leverage the infrastructure and management expertise within PTGi-ICS – Over 800+ wholesale interconnections globally provides HC2 the opportunity to leverage the existing cost effective infrastructure by bolting on higher margin products and M&A opportunities – A focused strategic initiative has been launched within PTGi-ICS to identify potential M&A opportunities Historical Performance Adjusted EBITDA $735.0 Revenue $701.9 $6.9 $460.4 $5.6 $162.0 $2.0 1.0% 0.8% 0.4% (0.1%) $(1.2) 2014A 2015A 2016A 2017A All data as of September 30, 2018 unless otherwise noted © 2 0 1 8 H C 2 H O L D I N G S , I NC. 34

Insurance: Continental Insurance Group Third Quarter Update  Continental Insurance Group serves as HC2’s insurance platform and, through its wholly owned subsidiary, Continental LTC Inc. (“CLI”), offers a platform for run-off Long Term Care (“LTC”) books of business  “Ring Fenced” Liabilities – No Parent Guarantees – 3Q18 Net Income: $141.1m vs. $4.3m in 3Q17 – 3Q18 Pre-Tax Insurance AOI: ($11.3)m vs. $17.0m in 3Q17 – ~$300m statutory surplus at end of third quarter – ~$330m total adjusted capital at end of third quarter – ~$5.5b in total GAAP assets at September 30, 2018 – ~$4.1b in cash and invested assets at September 30, 2018  Recent acquisition of Humana’s ~$2.4 billion Long-Term Care Insurance Business: (Closed 8/9/18) – Significantly grew the platform and leverages Continental’s insurance operations in Austin, Texas – Opportunity to meaningfully increase investment portfolio yield – Validates and endorses HC2’s insurance platform and strategy – Expected ~$15m annual investment management fee, with potential back-end upside Note: Reconciliation of Pre-Tax Insurance AOI to U.S. GAAP Net Income in appendix. All data as of September 30, 2018 unless otherwise noted © 2 0 1 8 H C 2 H O L D I N G S , I NC. 35

Pansend HC2’s Pansend Life Sciences Segment Is Focused on the Development of Innovative Healthcare Technologies and Products  Recently completed sale to Janssen Biotech, Inc. (Johnson & Johnson) for up to $1.04 billion (2Q18); $8m total investment  76% equity ownership of company focused on immunotherapy; Oncolytic virotherapy for treatment of solid cancer tumors  Founded by Dr. Matthew Mulvey & Dr. Ian Mohr (who co-developed T-Vec); Biovex (owner of T-Vec) acquired by Amgen for ~$1billion  Benevir’s T-Stealth is a second generation oncolytic virus with new features and new intellectual property  BeneVir holds exclusive worldwide license to develop BV-2711 (T-Stealth)  Granted new patent entitled “Oncolytic Herpes Simplex Virus and Therapeutic Uses Thereof”, covering the composition of matter for Stealth-1H, BeneVir’s lead oncolytic immunotherapy, as well as other platform assets (2Q17)  50% equity ownership in company with unique technology and device for monitoring of real-time kidney function  The U.S. Food and Drug Administration has granted Breakthrough Device designation to Medibeacon for the company’s Transdermal GFR Measurement System (“TFGR”). The device is intended to measure Glomerular Filtration Rate (“GFR”) in patients with impaired or normal renal function.(1)  Under the Breakthrough Devices program, a provision of the 21st Century Act, the FDA works with companies to expedite regulatory review in order to give patients more timely access to diagnostic and therapeutic technologies.  The TGFR is designed to provide clinicians real-time measurement of GFR at the point of care with no need for blood sampling or urine collection. The ability to measure GFR is of high clinical interest, especially in patients with or at risk of kidney disease.  74% equity ownership of dermatology company focused on lightening and brightening skin  Founded by Pansend in partnership with Mass. General Hospital and inventors Dr. Rox Anderson, Dieter Manstein and Dr. Henry Chan  Over $20 billion global market  Received Food and Drug Administration approval for the R2 Dermal Cooling System (4Q16)  Received Food and Drug Administration approval for second generation R2 Dermal Cooling System (2Q17)  80% equity ownership in company with unique knee replacements based on technology from Dr. Peter Walker, NYU Dept. of Orthopedic Surgery and one of the pioneers of the original Total Knee.  “Mini-Knee” for early osteoarthritis of the knee; “Anatomical Knee” – A Novel Total Knee Replacement  Strong patent portfolio  Profitable technology and product development company  Areas of expertise include medical devices, homeland security, imaging systems, sensors, optics, fluidics, robotics and mobile healthcare  Located in Silicon Valley and Boston area with over 90,000 square feet of working laboratory and incubator space  Contract R&D market growing rapidly  Customers include Fortune 500 companies and start-ups (1) Data on file. Medibeacon, Inc., St. Louis, MO. O L D I N G S NC Note: Equity ownership percentages do not reflect fully diluted amounts, except All data as of September 30, 2018 unless otherwise noted © 2 0 1 8 H C 2 H , I . Benevir, which reflects fully diluted ownership at the time of disposition. 36

Pansend: BeneVir / Janssen Acquisition Summary BeneVir:  BeneVir was a portfolio company of Pansend, our Life Sciences segment – Focused on the development of a patent-protected oncolytic virus, BV-2711, for the treatment of solid cancer tumors  Pansend was the owner of all of BeneVir's outstanding preferred stock, through which Pansend held an approximate 80%, or ~76% on a fully diluted basis, controlling interest in BeneVir  On June 11th, 2018, BeneVir completed its sale to Janssen Biotech, Inc. (“Janssen”), one of the Janssen Pharmaceutical Companies of Johnson & Johnson  Janssen made an upfront cash payment of $140 million to BeneVir shareholders at the closing, of which HC2 received approximately $73 million, excluding approximately $9 million being held in escrow  Janssen will make additional payments of up to $900 million to BeneVir shareholders if achievement of certain predetermined milestones are met  HC2 had invested ~$8 million in BeneVir since inception * © 2 0 1 8 H C 2 H O L D I N G S , I NC. 37

HC2 Broadcasting Holdings Inc. Business Description* Broadcast Television Stations: Key Metrics**  HC2 Broadcasting Holdings Inc., a subsidiary of HC2 Holdings, has  Operational Stations: 164 strategically acquired broadcast assets across the United States – Full-Power Stations: 14  HC2’s broadcast vision is to capitalize on the opportunities to bring – Class A Stations: 52 valuable content to more viewers over-the-air and position the company – LPTV Stations: 98 for a changing media landscape  Silent Licenses & Construction Permits: ~400  U.S. Markets: >130  Total Footprint Covers Approximately 60% of the U.S. Population Select Management:  Kurt Hanson – Chief Technology Officer, HC2 Broadcasting Holdings  Louis Libin – Managing Director, Strategy, HC2 Broadcasting Holdings  Les Levi – Chief Operating Officer, HC2 Broadcasting Holdings  Rebecca Hanson – General Counsel, HC2 Broadcasting Holdings  Manuel Abud – President and CEO, Azteca America * Map based on 2010 population data ** Metrics include pending transactions as of November 6, 2018. © 2 0 1 8 H C 2 H O L D I N G S , I NC. 38

Notable Financial and Other Updates  Collateral Coverage Ratio Exceeded 2.00x at Quarter End (3Q18)  $82.5 million in Consolidated Cash (excluding Insurance segment) at Quarter End (3Q18) – $44.4 million Corporate Cash at Quarter End  2018 Key Priorities: – Monetization / value creation within diverse HC2 portfolio – Continued focused expansion of Over-the-Air broadcast television strategy – Optimization of HC2 capital structure  Re-Affirmed 2018 Guidance for Construction & Marine Services – DBM Global: Continue to expect $60 million - $65 million of FY18 Adjusted EBITDA – Global Marine: Continue to expect $45 million - $50 million of FY18 Adjusted EBITDA ($m) Balance Sheet (at September 30, 2018) Market Cap(1) $238.5 Preferred Equity $26.7 Total Corporate Debt $510.0 Corporate Cash(2) $44.4 Enterprise Value(3) $730.8 (1) Market capitalization on a fully diluted basis, excluding preferred equity, using a common stock price per share of $5.33 on November 6, 2018 (2) Cash and cash equivalents (3) Enterprise Value is calculated by adding market capitalization, total preferred equity and total debt amounts, less corporate cash HC2 does not guarantee future results of any kind. Guidance is subject to risks and uncertainties, including, without limitation, those factors outlined in the “Forward Looking Statements” of this presentation and the “Risk Factors” section of the company’s annual and quarterly reports filed with the Securities and Exchange Commission (SEC). All data as of September 30, 2018 unless otherwise noted © 2 0 1 8 H C 2 H O L D I N G S , I NC. 39

Reconciliations

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended September 30, 2018 (in thousands) Three Months Ended September 30, 2018 Core Operating Subsidiaries Early Stage & Other Non- Life Other & operating Total HC2 Construction Marine Energy Telecom Sciences Broadcasting Elimination Corporate Net Income attributable to HC2 Holdings, Inc. $ 153,466 Less: Net Income attributable to HC2 Holdings Insurance Segment 141,068 Less: Consolidating elim inations attributable to HC2 Holdings 23,072 Insurance segm ent Net Income (loss) attributable to HC2 Holdings, Inc., excluding $ 9,203 $ (515) $ (562) $ 1,302 $ (2,636) $ (4,686) $ 4,487 $ (17,267) $ (10,674) Insurance Segment Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 1,851 6,853 1,389 89 35 827 11 21 11,076 Depreciation and amortization (included in cost of revenue) 1,792 - - - - - - - 1,792 Amortization of equity method fair value adjustment at acquisition - (371) - - - - - - (371) (Gain) loss on sale or disposal of assets (681) (118) - - - (20) - - (819) Interest expense 594 1,221 408 - - 534 - 14,588 17,345 Other (income) expense, net (1,938) (263) 58 (21) (14) 361 (3,606) 1,569 (3,854) Gain on sale and deconsolidation of subsidiary - - - - 22 - (1,540) - (1,518) Foreign currency (gain) loss (included in cost of revenue) - 156 - - - - - - 156 Income tax (benefit) expense 3,842 147 7 - - - - (6,483) (2,487) Noncontrolling interest 750 27 (268) - (463) (1,538) (433) - (1,925) Bonus to be settled in equity - - - - - - - 165 165 Share-based payment expense - 492 1 - 52 1,657 75 1,032 3,309 Non-recurring items - - - - - - - - - Acquisition and disposition costs 538 239 - 105 - 449 - 146 1,477 Adjusted EBITDA $ 15,951 $ 7,868 $ 1,033 $ 1,475 $ (3,004) $ (2,416) $ (1,006) $ (6,229) $ 13,672 Total Core Operating Subsidiaries $ 26,327 © 2 0 1 8 H C 2 H O L D I N G S , I NC. 41

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended September 30, 2017 (in thousands) Three Months Ended September 30, 2017 Core Operating Subsidiaries Early Stage & Other Non- Life Other & operating Total HC2 Construction Marine Energy Telecom Sciences Broadcasting Elimination Corporate Net loss attributable to HC2 Holdings, Inc. $ (5,967) Less: Net Income attributable to HC2 Holdings Insurance segment 4,280 Net Income (loss) attributable to HC2 Holdings, Inc., excluding $ 7,082 $ 844 $ (939) $ 1,348 $ (6,760) $ - $ (600) $ (11,222) $ (10,247) Insurance Segment Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 1,314 6,221 1,247 94 50 - 272 17 9,215 Depreciation and amortization (included in cost of revenue) 1,293 - - - - - - - 1,293 Amortization of equity method fair value adjustment at acquisition - (573) - - - - - - (573) (Gain) loss on sale or disposal of assets 486 - 25 - - - - - 511 Lease termination costs - - - 15 - - - - 15 Interest expense 238 1,021 262 14 - - 1 11,686 13,222 Net loss (gain) on contingent consideration - - - - - - - (6,320) (6,320) Other (income) expense, net (165) 888 277 12 (10) - (118) (718) 166 Foreign currency (gain) loss (included in cost of revenue) - (238) - - - - - - (238) Income tax (benefit) expense 4,481 (137) - - - - - (4,746) (402) Noncontrolling interest 558 43 (763) - (1,506) - (689) - (2,357) Bonus to be settled in equity - - - - - - - 765 765 Share-based payment expense - 394 179 - 71 - 19 718 1,381 Non-recurring items - - - - - - - - - Acquisition and disposition costs 1,501 300 - - - - - 1,564 3,365 Adjusted EBITDA $ 16,788 $ 8,763 $ 288 $ 1,483 $ (8,155) $ - $ (1,115) $ (8,256) $ 9,796 Total Core Operating Subsidiaries $ 27,322 © 2 0 1 8 H C 2 H O L D I N G S , I NC. 42

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Nine Months Ended September 30, 2018 (in thousands) Nine Months Ended September 30, 2018 Core Operating Subsidiaries Early Stage & Other Non- Life Other & operating Total HC2 Construction Marine Energy Telecom Sciences Broadcasting Elimination Corporate Net Income attributable to HC2 Holdings, Inc. $ 173,836 Less: Net Income attributable to HC2 Holdings Insurance Segment 142,878 Less: Consolidating elim inations attributable to HC2 Holdings 19,076 Insurance segm ent Net Income (loss) attributable to HC2 Holdings, Inc., excluding $ 20,067 $ 4,096 $ (581) $ 3,395 $ 67,552 $ (29,238) $ 3,779 $ (57,188) $ 11,882 Insurance Segment Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 5,043 20,110 4,092 262 146 2,275 53 62 32,043 Depreciation and amortization (included in cost of revenue) 5,071 - - - - - - - 5,071 Amortization of equity method fair value adjustment at acquisition - (1,112) - - - - - - (1,112) Asset impairment expense - - 277 - - 104 - - 381 (Gain) loss on sale or disposal of assets (253) (2,779) (223) - - (12) - - (3,267) Interest expense 1,462 3,712 1,154 - - 7,763 2 39,758 53,851 Loss on early extinguishment of debt - - - - - 2,537 - - 2,537 Other (income) expense, net (1,915) (1,296) 190 19 70 379 (3,433) 1,073 (4,913) Gain on sale and deconsolidation of subsidiary - - - - (102,119) - (1,540) - (103,659) Foreign currency (gain) loss (included in cost of revenue) - (366) - - - - - - (366) Income tax (benefit) expense 8,992 149 20 - 1 14 (272) (7,039) 1,865 Noncontrolling interest 1,633 1,693 (277) - 19,469 (2,848) (1,055) - 18,615 Bonus to be settled in equity - - - - - - - 515 515 Share-based payment expense - 1,378 5 - 144 2,319 286 3,970 8,102 Non-recurring items - - - - - - - - - Acquisition and disposition costs 1,353 239 - 182 2,528 3,023 - 564 7,889 Adjusted EBITDA $ 41,453 $ 25,824 $ 4,657 $ 3,858 $ (12,209) $ (13,684) $ (2,180) $ (18,285) $ 29,434 Total Core Operating Subsidiaries $ 75,792 © 2 0 1 8 H C 2 H O L D I N G S , I NC. 43

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Nine Months Ended September 30, 2017 (in thousands) Nine Months Ended September 30, 2017 Core Operating Subsidiaries Early Stage & Other Non- Life Other & operating Total HC2 Construction Marine Energy Telecom Sciences Broadcasting Elimination Corporate Net (Loss) attributable to HC2 Holdings, Inc. $ (38,374) Less: Net Income attributable to HC2 Holdings Insurance Segment 3,683 Net Income (loss) attributable to HC2 Holdings, Inc., excluding $ 14,464 $ 8,943 $ (2,001) $ 4,910 $ (14,276) $ - $ (9,787) $ (44,310) $ (42,057) Insurance Segment Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 4,194 16,561 3,876 285 129 - 933 50 26,028 Depreciation and amortization (included in cost of revenue) 3,835 - - - - - - - 3,835 Amortization of equity method fair value adjustment at acquisition - (1,223) - - - - - - (1,223) Asset impairment expense - - - - - - 1,810 - 1,810 (Gain) loss on sale or disposal of assets 93 (3,500) 39 - - - - - (3,368) Lease termination costs - 249 - 15 - - - - 264 Interest expense 619 3,363 552 37 - - 2,408 32,431 39,410 Net loss (gain) on contingent consideration - - - - - - - (6,001) (6,001) Other (income) expense, net (158) 2,443 1,652 77 (25) - 2,800 (460) 6,329 Foreign currency (gain) loss (included in cost of revenue) - (131) - - - - - - (131) Income tax (benefit) expense 9,792 239 12 - (0) - 0 (9,112) 931 Noncontrolling interest 1,190 381 (2,002) - (3,208) - (2,666) - (6,305) Bonus to be settled in equity - - - - - - - 1,350 1,350 Share-based payment expense - 1,133 361 - 239 - 66 2,207 4,006 Non-recurring items - - - - - - - - - Acquisition and disposition costs 2,447 300 - - - - - 3,425 6,172 Adjusted EBITDA $ 36,476 $ 28,758 $ 2,489 $ 5,324 $ (17,141) $ - $ (4,436) $ (20,420) $ 31,050 Total Core Operating Subsidiaries $ 73,047 © 2 0 1 8 H C 2 H O L D I N G S , I NC. 44

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended June 30, 2018 (in thousands) Three Months Ended June 30, 2018 Core Operating Subsidiaries Early Stage & Other Non- Life Other & operating Total HC2 Construction Marine Energy Telecom Sciences Broadcasting Elimination Corporate Net Income attributable to HC2 Holdings, Inc. $ 55,366 Less: Net Income attributable to HC2 Holdings Insurance Segment 565 Less: Consolidating elim inations attributable to HC2 Holdings (2,009) Insurance segm ent Net Income (loss) attributable to HC2 Holdings, Inc., excluding $ 7,397 $ 10,864 $ 679 $ 1,040 $ 74,124 $ (11,816) $ (552) $ (24,926) $ 56,810 Insurance Segment Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 1,665 6,429 1,359 87 53 743 21 20 10,377 Depreciation and amortization (included in cost of revenue) 1,686 - - - - - - - 1,686 Amortization of equity method fair value adjustment at acquisition - (370) - - - - - - (370) Asset impairment expense - - 277 - - 104 - - 381 (Gain) loss on sale or disposal of assets 13 (25) (192) - - 8 - - (196) Interest expense 458 1,328 426 - - 1,523 - 13,446 17,181 Loss on early extinguishment of debt - - - - - 2,537 - - 2,537 Gain on sale and deconsolidation of subsidiary - - - - (102,141) - - - (102,141) Other (income) expense, net (66) (1,981) 66 99 56 93 121 226 (1,386) Foreign currency (gain) loss (included in cost of revenue) - (420) - - - - - - (420) Income tax (benefit) expense 3,318 68 13 - 1 14 (272) 2,759 5,901 Noncontrolling interest 601 4,030 324 - 20,679 (700) (536) - 24,398 Bonus to be settled in equity - - - - - - - 175 175 Share-based payment expense - 476 2 - 18 349 200 2,660 3,705 Non-recurring items - - - - - - - - - Acquisition and disposition costs 456 - - 49 2,355 928 - 240 4,028 Adjusted EBITDA $ 15,528 $ 20,399 $ 2,954 $ 1,275 $ (4,855) $ (6,217) $ (1,018) $ (5,400) $ 22,666 Total Core Operating Subsidiaries $ 40,156 © 2 0 1 8 H C 2 H O L D I N G S , I NC. 45

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended March 31, 2018 (in thousands) Three Months Ended March 31, 2018 Core Operating Subsidiaries Early Stage & Other Non- Life Other & operating Total HC2 Construction Marine Energy Telecom Sciences Broadcasting Elimination Corporate Net Income (loss) attributable to HC2 Holdings, Inc. $ (34,996) Less: Net Income attributable to HC2 Holdings Insurance Segment 1,245 Less: Consolidating elim inations attributable to HC2 Holdings (1,987) Insurance segm ent Net Income (loss) attributable to HC2 Holdings, Inc., excluding $ 3,467 $ (6,253) $ (698) $ 1,053 $ (3,936) $ (12,736) $ (156) $ (14,995) $ (34,254) Insurance Segment Adjustments to reconcile net income (loss) to Adjusted EBITDA: - Depreciation and amortization 1,527 6,828 1,344 86 58 705 21 21 10,590 Depreciation and amortization (included in cost of revenue) 1,593 - - - - - - - 1,593 Amortization of equity method fair value adjustment at acquisition - (371) - - - - - - (371) (Gain) loss on sale or disposal of assets 415 (2,636) (31) - - - - - (2,252) Interest expense 410 1,163 320 - - 5,706 2 11,724 19,325 Other (income) expense, net 89 948 66 (59) 28 (75) 52 (722) 327 Foreign currency (gain) loss (included in cost of revenue) - (102) - - - - - - (102) Income tax (benefit) expense 1,832 (66) - - - - - (3,315) (1,549) Noncontrolling interest 282 (2,364) (333) - (747) (610) (86) - (3,858) Bonus to be settled in equity - - - - - - - 175 175 Share-based payment expense - 410 2 - 74 313 11 278 1,088 Non-recurring items - - - - - - - - - Acquisition costs 359 - - 28 173 1,646 - 178 2,384 Adjusted EBITDA $ 9,974 $ (2,443) $ 670 $ 1,108 $ (4,350) $ (5,051) $ (156) $ (6,656) $ (6,904) Total Core Operating Subsidiaries $ 9,309 © 2 0 1 8 H C 2 H O L D I N G S , I NC. 46

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Full Year Ended December 31, 2017 (in thousands) Year Ended December 31, 2017 Core Operating Subsidiaries Early Stage & Other Non- operating Total HC2 Life Other & Corporate Construction Marine Energy Telecom Sciences Broadcasting Elimination Net loss attributable to HC2 Holdings, Inc. $ (46,911) Less: Net Incom e attributable to HC2 Holdings Insurance segm ent 7,066 Net Income (loss) attributable to HC2 Holdings, Inc., excluding $ 23,624 $ 15,173 $ (516) $ 6,163 $ (18,098) $ (4,941) $ (13,064) $ (62,318) $ (53,977) Insurance Segment Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 5,583 22,898 5,071 371 186 302 1,206 71 35,688 Depreciation and amortization (included in cost of revenue) 5,254 - - - - - - - 5,254 Amortization of equity method fair value adjustment at acquisition - (1,594) - - - - - - (1,594) Asset impairment expense - - - - - - 1,810 - 1,810 (Gain) loss on sale or disposal of assets 292 (3,500) 247 181 - - - - (2,780) Lease termination costs - 249 - 17 - - - - 266 Interest expense 976 4,392 1,181 41 - 1,963 2,410 44,135 55,098 Net loss (gain) on contingent consideration - - - - - - - (11,411) (11,411) Other (income) expense, net (41) 2,683 1,488 149 (17) 41 6,500 (92) 10,711 Foreign currency (gain) loss (included in cost of revenue) - (79) - - - - - - (79) Income tax (benefit) expense 10,679 203 (4,243) 7 (820) (1,811) 682 (10,185) (5,488) Noncontrolling interest 1,941 260 (681) - (3,936) 755 (1,919) - (3,580) Bonus to be settled in equity - - - - - - - 4,130 4,130 Share-based compensation expense - 1,527 364 - 319 194 85 2,754 5,243 Non-recurring items - - - - - - - - - Acquisition costs 3,280 1,815 - - - 2,648 - 3,764 11,507 Adjusted EBITDA $ 51,588 $ 44,027 $ 2,911 $ 6,929 $ (22,366) $ (849) $ (2,290) $ (29,152) $ 50,798 Total Core Operating Subsidiaries $ 105,455 © 2 0 1 8 H C 2 H O L D I N G S , I NC. 47

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended December 31, 2017 (in thousands) Three Months Ended December 31, 2017 Core Operating Subsidiaries Early Stage & Other Non- operating Total HC2 Life Other & Corporate Construction Marine Energy Telecom Sciences Broadcasting Elimination Net loss attributable to HC2 Holdings, Inc. $ (8,537) Less: Net Incom e attributable to HC2 Holdings Insurance segm ent 3,383 Net Income (loss) attributable to HC2 Holdings, Inc., excluding $ 9,160 $ 6,230 $ 1,485 $ 1,253 $ (3,822) $ (4,941) $ (3,277) $ (18,008) $ (11,920) Insurance Segment Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 1,389 6,337 1,195 86 57 302 273 21 9,660 Depreciation and amortization (included in cost of revenue) 1,419 - - - - - - - 1,419 Amortization of equity method fair value adjustment at acquisition - (371) - - - - - - (371) Asset impairment expense - - - - - - - - - (Gain) loss on sale or disposal of assets 199 - 208 181 - - - - 588 Lease termination costs - - - 2 - - - - 2 Interest expense 357 1,029 629 4 - 1,963 2 11,704 15,688 Net loss (gain) on contingent consideration - - - - - - - (5,410) (5,410) Other (income) expense, net 117 240 (164) 72 8 41 3,700 368 4,382 Foreign currency (gain) loss (included in cost of revenue) - 52 - - - - - - 52 Income tax (benefit) expense 887 (36) (4,255) 7 (820) (1,811) 682 (1,073) (6,419) Noncontrolling interest 751 (121) 1,321 - (728) 755 747 - 2,725 Bonus to be settled in equity - - - - - - - 2,780 2,780 Share-based compensation expense - 394 3 - 80 194 19 547 1,237 Non-recurring items - - - - - - - - - Acquisition costs 833 1,515 - - - 2,648 - 339 5,335 Adjusted EBITDA $ 15,112 $ 15,269 $ 422 $ 1,605 $ (5,225) $ (849) $ 2,146 $ (8,732) $ 19,748 Total Core Operating Subsidiaries $ 32,408 © 2 0 1 8 H C 2 H O L D I N G S , I NC. 48

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended June 30, 2017 (in thousands) Three Months Ended June 30, 2017 Core Operating Subsidiaries Early Stage & Other Non- operating Total HC2 Life Other & Corporate Construction Marine Energy Telecom Sciences Broadcasting Elimination Net loss attributable to HC2 Holdings, Inc. $ (17,911) Less: Net Incom e attributable to HC2 Holdings Insurance segm ent 164 Net Income (loss) attributable to HC2 Holdings, Inc., excluding $ 4,179 $ (3,053) $ (365) $ 2,060 $ (4,106) $ - $ (3,757) $ (13,033) $ (18,075) Insurance Segment Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 1,240 5,255 1,381 94 41 - 331 16 8,358 Depreciation and amortization (included in cost of revenue) 1,302 - - - - - - - 1,302 Amortization of equity method fair value adjustment at acquisition - (325) - - - - - - (325) Asset impairment expense - - - - - - 1,810 - 1,810 (Gain) loss on sale or disposal of assets (145) - 18 - - - - - (127) Lease termination costs - 55 - - - - - - 55 Interest expense 174 1,040 154 14 - - 16 10,675 12,073 Net loss (gain) on contingent consideration - - - - - - - 88 88 Other (income) expense, net 28 490 255 (9) (11) - 803 214 1,770 Foreign currency (gain) loss (included in cost of revenue) - 83 - - - - - - 83 Income tax (benefit) expense 3,232 (134) (1) - - - - (6,543) (3,446) Noncontrolling interest 369 (156) (492) - (911) - (1,372) - (2,562) Bonus to be settled in equity - - - - - - - 585 585 Share-based compensation expense - 394 91 - 76 - 18 527 1,106 Non-recurring items - - - - - - - - - Acquisition costs 701 - - - - - - 1,168 1,869 Adjusted EBITDA $ 11,080 $ 3,649 $ 1,041 $ 2,159 $ (4,911) $ - $ (2,151) $ (6,303) $ 4,564 Total Core Operating Subsidiaries $ 17,929 © 2 0 1 8 H C 2 H O L D I N G S , I NC. 49

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended March 31, 2017 (in thousands) Three Months Ended March 31, 2017 Core Operating Subsidiaries Early Stage & Other Non- operating Total HC2 Life Other & Corporate Construction Marine Energy Telecom Sciences Broadcasting Elimination Net loss attributable to HC2 Holdings, Inc. $ (14,496) Less: Net loss attributable to HC2 Holdings Insurance segm ent (761) Net Income (loss) attributable to HC2 Holdings, Inc., excluding $ 3,203 $ 11,152 $ (697) $ 1,502 $ (3,410) $ - $ (5,430) $ (20,055) $ (13,735) Insurance Segment Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 1,640 5,085 1,248 97 38 - 330 16 8,454 Depreciation and amortization (included in cost of revenue) 1,240 - - - - - - - 1,240 Amortization of equity method fair value adjustment at acquisition - (325) - - - - - - (325) Asset impairment expense - - - - - - - - - (Gain) loss on sale or disposal of assets (248) (3,500) (4) - - - - - (3,752) Lease termination costs - 194 - - - - - - 194 Interest expense 207 1,302 136 9 - - 2,391 10,070 14,115 Net loss (gain) on contingent consideration - - - - - - - 231 231 Other (income) expense, net (21) 1,065 1,120 74 (4) - 2,115 44 4,393 Foreign currency (gain) loss (included in cost of revenue) - 24 - - - - - - 24 Income tax (benefit) expense 2,079 510 13 - - - - 2,177 4,779 Noncontrolling interest 263 494 (747) - (791) - (605) - (1,386) Bonus to be settled in equity - - - - - - - - - Share-based compensation expense - 345 91 - 92 - 29 962 1,519 Non-recurring items - - - - - - - - - Acquisition costs 245 - - - - - - 693 938 Adjusted EBITDA $ 8,608 $ 16,346 $ 1,160 $ 1,682 $ (4,075) $ - $ (1,170) $ (5,862) $ 16,689 Total Core Operating Subsidiaries $ 27,796 © 2 0 1 8 H C 2 H O L D I N G S , I NC. 50

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Full Year Ended December 31, 2016 (in thousands) Year Ended December 31, 2016 Core Operating Subsidiaries Early Stage & Other Non- Life Other & operating Total HC2 Construction Marine Energy Telecom Sciences Elimination Corporate Net loss attributable to HC2 Holdings, Inc. $ (94,549) Less: Net loss attributable to HC2 Holdings Insurance segm ent (14,028) Net Income (loss) attributable to HC2 Holdings, Inc., excluding $ 28,002 $ 17,447 $ 7 $ 1,435 $ (7,646) $ (24,800) $ (94,966) $ (80,521) Insurance Segment Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 1,892 22,007 2,248 504 124 1,480 9 28,264 Depreciation and amortization (included in cost of revenue) 4,370 - - - - - - 4,370 Amortization of equity method fair value adjustment at acquisition - (1,371) - - - - - (1,371) (Gain) loss on sale or disposal of assets 1,663 (9) - 708 - - - 2,362 Lease termination costs - - - 179 - - - 179 Interest expense 1,239 4,774 211 - - 1,164 35,987 43,375 Net loss (gain) on contingent consideration - (2,482) - - - - 11,411 8,929 Other (income) expense, net (163) (2,424) (8) (87) (3,213) 9,987 (1,277) 2,815 Foreign currency (gain) loss (included in cost of revenue) - (1,106) - - - - - (1,106) Income tax (benefit) expense 18,727 1,394 (535) 2,803 1,558 3,250 11,245 38,442 Noncontrolling interest 1,834 974 (4) - (3,111) (2,575) - (2,882) Bonus to be settled in equity - - - - - - 2,503 2,503 Share-based compensation expense - 1,682 597 - 251 273 5,545 8,348 Non-recurring items - - - - - - 1,513 1,513 Acquisition Costs 2,296 290 27 18 - - 2,312 4,943 Adjusted EBITDA $ 59,860 $ 41,176 $ 2,543 $ 5,560 $ (12,037) $ (11,221) $ (25,718) $ 60,163 Total Core Operating Subsidiaries $ 109,139 © 2 0 1 8 H C 2 H O L D I N G S , I NC. 51

Reconciliation of U.S. GAAP Net Income (Loss) to Insurance Adjusted Operating Income (in thousands) Adjusted Operating Income - Insurance ("Insurance AOI") YTD 2018 Q3 2018 Q2 2018 Q1 2018 FY 2017 Q4 2017 Q3 2017 Q2 2017 Q1 2017 FY 2016 Net Income (loss) - Insurance segment $ 142,878 $ 141,068 $ 565 $ 1,245 $ 7,066 $ 3,381 $ 4,282 $ 164 $ (761) $ (14,028) Effect of inv estment (gains) losses (27,086) (20,147) (4,429) (2,510) (4,983) (2,129) (978) (1,095) (781) (5,019) Asset impairment expense - - - - 3,364 - - 2,842 522 2,400 Bargain Purchase Gain (109,112) (109,112) - - - - - - - - Reinsurance Gain (17,715) (17,715) - - - - - - - - Acquisition costs 2,367 1,305 759 303 2,535 1,377 422 736 - 714 Insurance AOI $ (8,668) $ (4,601) $ (3,105) $ (962) $ 7,982 $ 2,629 $ 3,726 $ 2,647 $ (1,020) $ (15,933) Addback: Tax expense (benefit) - (6,741) 3,560 3,181 16,228 992 13,263 1,461 512 13,196 Pre-tax Insurance AOI $ (8,668) $ (11,342) $ 455 $ 2,219 $ 24,210 $ 3,621 $ 16,989 $ 4,108 $ (508) $ (2,737) © 2 0 1 8 H C 2 H O L D I N G S , I NC. 52

Biographies

HC2 Executive Leadership Team Philip A. Falcone  Served as a director of HC2 since January 2014 and Chairman of the Board, Chief Executive Officer and President of HC2 since May 2014 Chairman of the Board  Chief Executive Officer Served as a director, Chairman of the Board and Chief Executive Officer of HRG Group President Inc. (“HRG”) from July 2009 to December 2014  From July 2009 to June 2011, served as the President of HRG  Chief Investment Officer and Chief Executive Officer of Harbinger Capital Partners, LLC (“Harbinger Capital”)  Before founding Harbinger Capital in 2001, managed the High Yield and Distressed trading operations for Barclays Capital from 1998 to 2000  Received an A.B. in Economics from Harvard University © 2 0 1 8 H C 2 H O L D I N G S , I NC. 54

HC2 Executive Leadership Team Michael J. Sena  Chief Financial Officer of HC2 since June 2015  Chief Financial Officer Served as the Chief Accounting Officer of HRG from November 2012 to May 2015  From January 2009 to November 2012, held various accounting and financial reporting positions with the Reader’s Digest Association, Inc., last serving as Vice President and North American Controller  Served as Director of Reporting and Business Processes for Barr Pharmaceuticals from July 2007 until January 2009  Held various positions with PricewaterhouseCoopers  Mr. Sena is a Certified Public Accountant and holds a Bachelor of Science in Accounting from Syracuse University  Chief Legal Officer & Corporate Secretary of HC2 since September 2017 Joseph A. Ferraro  Served as General Counsel of Prospect Administration LLC, the administrator for Chief Legal Officer & Prospect Capital Corporation (NASDAQ: PSEC) for nearly nine years prior to HC2 Corporate Secretary  Served as Assistant Secretary of PSEC and Deputy Chief Compliance Officer of Prospect Capital Management, L.P., and advised multiple Prospect-affiliated registered investment companies, registered investment advisers and funds.  Served as corporate associate at the law firms of Boies, Schiller & Flexner LLP and Sullivan & Cromwell LLP  Mr. Ferraro graduated cum laude from Princeton University with an A.B. from The Woodrow Wilson School of Public and International Affairs, and graduated with honors from The Law School at The University of Chicago © 2 0 1 8 H C 2 H O L D I N G S , I NC. 55

HC2 Executive Leadership Team  Managing Director of Investor Relations & Public Relations of HC2 since April 2016 Andrew G. Backman  Prior to joining HC2, served as Managing Director of Investor Relations and Public Managing Director Relations for RCS Capital and AR Capital (now AR Global) from 2014 to 2016  Founder and Chief Executive Officer of InVisionIR, a New York-based advisory and consulting firm from 2011 to 2014  Served as Senior Vice President, Investor Relations, Public Relations & Marketing of iStar Financial from 2004 to 2010  Served as Vice President, Investor Relations, Public Relations and Marketing Communications for Corvis Corporation / Broadwing Communications from 2000 to 2004  Spent first 10 years of career at Lucent Technologies and AT&T Corp.  Mr. Backman earned a Bachelor of Arts degree in Economics from Boston College and graduated from AT&T / Lucent Technologies’ prestigious Financial Leadership Program Suzi Raftery Herbst  Chief Administrative Officer of HC2 since March 2015 with over 17 years of diverse Chief Administrative human resources, recruiting, equity and foreign exchange sales experience Officer  Prior to joining HC2, served as Senior Vice President and Director of Human Resources of Harbinger Capital and HRG  Previously served as Head of Recruiting at Knight Capital Group  Previously held various positions in Human Resources, as well as Foreign Exchange Sales at Cantor Fitzgerald after beginning her career in Equity Sales at Merrill Lynch  Ms. Herbst earned a Bachelor of Arts degree in Communications and Studio Art from Marist College © 2 0 1 8 H C 2 H O L D I N G S , I NC. 56

HC2 HOLDINGS, INC. A n d r e w G . B a c k m a n • i r @ h c 2 . c o m • 2 1 2 . 2 3 5 . 2 6 9 1 • 4 5 0 P a r k A v e n u e , 3 0 th F l o o r , N e w Y o r k , N Y 1 0 0 2 2 © HC2 Holdings, Inc. 2018 November 2018